                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

        WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the offer to exchange newly issued exchangeable senior debentures due 2008 of the Company for a portion of the Company's outstanding 6 1/2% Exchangeable Senior Debentures due 2003 and its 4 3/4% Exchangeable Senior Debentures due 2003, with such amendments, supplements or apendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of December, 1997.




                                           /s/  HOWARD H. BAKER, JR.
                                           --------------------------
                                                Howard H. Baker, Jr.

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

        WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the offer to exchange newly issued exchangeable senior debentures due 2008 of the Company for a portion of the Company's outstanding 6 1/2% Exchangeable Senior Debentures due 2003 and its 4 3/4% Exchangeable Senior Debentures due 2003, with such amendments, supplements or apendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of December, 1997.




                                           /s/  W. J. BOVAIRD
                                           ------------------
                                                W. J. Bovaird

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

        WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the offer to exchange newly issued exchangeable senior debentures due 2008 of the Company for a portion of the Company's outstanding 6 1/2% Exchangeable Senior Debentures due 2003 and its 4 3/4% Exchangeable Senior Debentures due 2003, with such amendments, supplements or apendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of December, 1997.




                                           /s/  W. L. LYONS BROWN, JR.
                                           ---------------------------
                                                W. L. Lyons Brown, Jr.

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

        WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the offer to exchange newly issued exchangeable senior debentures due 2008 of the Company for a portion of the Company's outstanding 6 1/2% Exchangeable Senior Debentures due 2003 and its 4 3/4% Exchangeable Senior Debentures due 2003, with such amendments, supplements or apendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of December, 1997.




                                           /s/  ERNEST H. COCKRELL
                                           -----------------------
                                                Ernest H. Cockrell

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

        WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the offer to exchange newly issued exchangeable senior debentures due 2008 of the Company for a portion of the Company's outstanding 6 1/2% Exchangeable Senior Debentures due 2003 and its 4 3/4% Exchangeable Senior Debentures due 2003, with such amendments, supplements or apendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of December, 1997.




                                           /s/  HARRY H. CULLEN
                                           --------------------
                                                Harry H. Cullen

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

        WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the offer to exchange newly issued exchangeable senior debentures due 2008 of the Company for a portion of the Company's outstanding 6 1/2% Exchangeable Senior Debentures due 2003 and its 4 3/4% Exchangeable Senior Debentures due 2003, with such amendments, supplements or apendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of December, 1997.




                                           /s/  ALFONSO FANJUL
                                           -------------------
                                                Alfonso Fanjul

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

        WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the offer to exchange newly issued exchangeable senior debentures due 2008 of the Company for a portion of the Company's outstanding 6 1/2% Exchangeable Senior Debentures due 2003 and its 4 3/4% Exchangeable Senior Debentures due 2003, with such amendments, supplements or apendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of December, 1997.




                                           /s/  BERDON LAWRENCE
                                           -----------------------
                                                Berdon Lawrence

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

        WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the offer to exchange newly issued exchangeable senior debentures due 2008 of the Company for a portion of the Company's outstanding 6 1/2% Exchangeable Senior Debentures due 2003 and its 4 3/4% Exchangeable Senior Debentures due 2003, with such amendments, supplements or apendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of December, 1997.




                                           /s/  BRENT SCOWCROFT
                                           --------------------
                                                Brent Scowcroft

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

        WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the offer to exchange newly issued exchangeable senior debentures due 2008 of the Company for a portion of the Company's outstanding 6 1/2% Exchangeable Senior Debentures due 2003 and its 4 3/4% Exchangeable Senior Debentures due 2003, with such amendments, supplements or apendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of December, 1997.




                                           /s/  GERALD B. SMITH
                                           --------------------
                                                Gerald B. Smith

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

        WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the offer to exchange newly issued exchangeable senior debentures due 2008 of the Company for a portion of the Company's outstanding 6 1/2% Exchangeable Senior Debentures due 2003 and its 4 3/4% Exchangeable Senior Debentures due 2003, with such amendments, supplements or apendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of December, 1997.




                                           /s/  CYRIL WAGNER, JR.
                                           ----------------------
                                                Cyril Wagner, Jr.